Exhibit 99.4

THIS SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY U.S. STATE SECURITIES LAWS.  NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN OPINION OF COUNSEL FOR THE PAYEE, REASONABLY ACCEPTABLE TO THE MAKER, STATING THAT SUCH SALE, TRANSFER OR ASSIGNMENT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND QUALIFICATION REQUIREMENTS UNDER APPLICABLE U.S. STATE SECURITIES LAWS.  THIS NOTE MUST BE SURRENDERED TO THE MAKER AS A CONDITION PRECEDENT TO THE TRANSFER OF ANY INTEREST IN THIS NOTE.

SUBORDINATED SECURED NON-NEGOTIABLE PROMISSORY NOTE

$46,200	August 29, 2006

FOR VALUE RECEIVED, HemaCare Corporation. a California corporation (“Maker”), promises to pay to Valentin Adia, an individual resident in the State of Florida (“Payee”), in lawful money of the United States of America, the principal sum of Forty-Six Thousand Two Hundred Dollars ($46,200), together with interest in arrears on the unpaid principal balance at an annual rate equal to 5.0%, in the manner provided below.  Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

This Note has been executed and delivered pursuant to that certain Stock Purchase Agreement, dated August 29, 2006, by and among Maker, Payee and Joseph Mauro (the “Agreement”).

1.                                       Payments.

1.1                                 Principal and Interest.  The principal amount of this Note shall be due and payable in four (4) equal consecutive annual installments of Eleven Thousand Five Hundred Fifty Dollars ($11,550) commencing on August 29, 2007, and continuing on August 29 of each year thereafter until paid in full.  Interest on the unpaid principal balance of this Note shall be due and payable annually, together with each payment of principal.

1.2                                 Manner of Payment.  All payments of principal and interest on this Note shall be made by wire transfer of immediately available funds to an account designated by Payee in writing.  If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day and such extension of time shall be taken into account in calculating the amount of interest payable under this Note.  “Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of California.

1.3                                 Prepayment.  Subject to Section 3(c) below, Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment.  Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

1.4                                 Right of Set-Off.  Maker shall have the right to withhold and set-off against any amount due and payable hereunder any amount to which it may be entitled under Section 6.4 or Section 10 of the Agreement or otherwise under the Agreement or any Buyer Closing Document (as defined in the Agreement) or Sellers’ Closing Document (as defined in the Agreement) in accordance with the terms of Section 10.7 of the Agreement.  The exercise of such right to withhold and set-off by Maker in good faith, whether or not ultimately determined to be justified, will not constitute an Event of Default (as defined below).

2.                                       Defaults.

2.1                                 Events of Default.  The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder (“Event of Default”):

(a)                                  If Maker shall fail to pay when due any payment of principal or interest on this Note and such failure continues for fifteen (15) days after Payee notifies Maker thereof in writing; provided, however, that the exercise by Maker in good faith of its right of set-off pursuant to Section 1.4 above, whether or not ultimately determined to be justified, shall not constitute an Event of Default.

(b)                                 If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; or (iv) make an assignment for the benefit of its creditors.

(c)                                  If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker’s properties, or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 120 days.

2.2                                 Notice By Maker.  Maker shall notify Payee in writing within five days after the occurrence of any Event of Default of which Maker acquires knowledge.

2.3                                 Remedies.  Upon the occurrence of an Event of Default hereunder (unless all existing Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, immediately due and payable regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note.  Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee’s exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys’ fees.

3.                                       Subordination to Senior Debt.  Payee, by acceptance of this Note, agrees that the payment of the principal and interest of this Note is subordinated to the Senior Debt to the extent and as provided below and undertakes, as a condition to the right to receive any payments hereunder, to execute such subordination agreements as may be requested by the Senior Lenders (as defined below) from time to time.

(a)                                  As used herein, the term “Senior Debt” shall mean any and all indebtedness of Maker and all of its subsidiaries (collectively, the “Company”) owed to Senior Lenders together with (i) all complete or partial refinancings of such indebtedness, (ii) any amendments, restatements, extensions, modifications, renewals or substitutions with respect to the foregoing, (iii) interest, reasonable attorney fees, other fees and other sums payable in respect thereof, and (iv) any interest accruing thereon after the commencement of a case or proceeding under a Bankruptcy Law, without regard to whether or not such interest is an allowed claim in such proceeding.  The term “Senior Lenders” shall mean any institutional lender or lenders providing one or more senior secured credit facilities to the Company.  Senior Debt shall be considered to be outstanding whenever any loan or loan commitment remains outstanding under a loan agreement entered into with a Senior Lender.

(b)                                 Except as specifically permitted in Section 3(c) below, Payee, by acceptance of this Note, agrees that Payee will not ask, demand, sue for, accept, or receive payment from Maker, by set-off or in any other manner, either in whole or in part, of any of the principal of or interest accrued on the indebtedness evidenced by this Note (the “Subordinated Indebtedness”).

(c)                                  Maker shall pay or cause to be paid to Payee the Subordinated Indebtedness in accordance with the schedule set forth in Section 1.1 above, except that Maker shall not be required or permitted to make any payment on the Subordinated Indebtedness if an event of default exists with respect to the Senior Debt until such time as such event of default has been cured or waived by the Senior Lender.  Maker may make prepayments of this Note only upon receipt of written consent thereto from the Senior Lender.

4.                                       Security.  This Note is secured by a security interest granted pursuant to that certain Security Agreement of even date herewith between Teragenix Corporation, as debtor, and Payee, as secured party.

5.                                       Miscellaneous.

5.1                                 Waiver.  The rights and remedies of Payee under this Note shall be cumulative and not alternative.  No waiver by Payee of any right or remedy under this Note shall be effective unless in a writing signed by Payee.  Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.  Maker hereby waives presentment, demand, protest and notice of dishonor and protest.

5.2                                 Notices.  Any notice required or permitted to be given hereunder shall be given in accordance with Section 11.4 of the Agreement.

5.3                                 Severability.  If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect.  Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.4                                 Governing Law.  This Note will be governed by the laws of the State of California without regard to conflicts of laws principles.

5.5                                 Parties In Interest.  This Note shall bind Maker and its successors and assigns.  This Note shall not be assigned or transferred by Payee without the express prior written consent of Maker, except by will or by operation of law.

5.6                                 Section Headings, Construction.  The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation.  All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.  All words used in this Note will be construed to be of such gender or number as the circumstances require.  Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

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IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

HEMACARE CORPORATION

By:	/s/ Judi Irving

	Title:	President & CEO

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